UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Prompt Action Required Your vote is urgently needed. YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com SAMPLE-EPR

Your vote is missing and urgently needed. The annual shareholder meeting is quickly approaching on June 21, 2023. Please take a few moments to vote your shares today. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-855-200-7745. FOUR WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call 1-855-200-7745 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

PROXY QUESTIONS? Call 1-855-200-7745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL FOUR WAYS TO VOTE PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. QR CODE May 26, 2023 Dear Shareholder, As of the date of this letter, we have not received your voting instructions for Owl Rock Capital Corporation II’s (“ORCC II”) Annual Meeting of Shareholders to be held on June 21, 2023. Your vote and participation are important to us, no matter how many or few shares of ORCC II you own. Your prompt participation allows us to reach a required quorum, and hold our meeting on time. Please promptly vote your shares today by using any of the methods described below. If you have any questions about voting or need additional information, please call our proxy solicitor, Broadridge, at 1-855-200-7745. Thank you for your continued support of ORCC II. SAMPLE-LTR As of the date of this letter, we have not yet received your vote for Owl Rock Capital Corporation II’s Annual Meeting of Shareholders to be held on June 21, 2023. Your vote and participation are important to us, no matter how many shares you own. Your prompt participation allows us to reach a required quorum, and hold our meeting on time. We recently held our first BDC Investor Day and would invite you to take a look at the materials and highlights at www.owlrockbdcs.com. Please promptly vote your shares today by using any of the methods described below. If you have any questions about voting or need additional information, please call our proxy solicitor, Broadridge, at 1-855-200-7745. Thank you for your continued support of Owl Rock Capital Corporation II.

Owl Rock Capital Corporation ll

Meeting Date: June 21st, 2023

Toll Free Number: 855-200-7745

Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as registered>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Owl Rock Capital Corporation ll to confirm you have received the proxy materials for the annual meeting of shareholders scheduled for June 21st, 2023. Have you received the proxy materials?

Voting:

Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 855-200-7745.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal(s)with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

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If they don’t want proposal(s) reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-200-7745.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

VOICEMAIL SCRIPT:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Owl Rock Capital Corporation ll You should have received proxy material electronically or in the mail concerning the annual Meeting of Shareholders to be held on June 21st, 2023.

At this point, your shares have not been voted for the upcoming shareholder’s meeting. If you would like to vote over the telephone, call toll-free at 855-200-7745 and a proxy voting specialist will assist you Monday through Friday, 9AM to 10PM Eastern Time. Thank you for and have a great day.

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